                                                                   EXHIBIT 10.80

                     ADMISSION OF NEW PARTNER AND AMENDMENT
                        TO LIMITED PARTNERSHIP AGREEMENT

          THIS ADMISSION OF NEW PARTNER AND AMENDMENT TO LIMITED PARTNERSHIP AGREEMENT (this "Admission and Amendment") is entered into as of the 6th day of
                 -----------------------
October, 2000 (the "Closing Date") by and between Kilroy Realty, L.P., a Delaware limited partnership (the "Partnership") and Kilroy Airport Imperial
                                   -----------
Company, a California limited partnership (the "New Partner").  All capitalized
                                                -----------
terms contained herein, unless otherwise defined herein, shall have the meanings provided in the Partnership Agreement (as defined below).

                                    RECITALS

          WHEREAS, the partners of the Partnership are parties to the Fourth Amended and Restated Agreement of Limited Partnership, dated November 24, 1998 amended through the date hereof (as so amended, the "Partnership Agreement").
                                                     ---------------------
The general partner of the Partnership is Kilroy Realty Corporation, a Maryland corporation (hereinafter the "Company" or the "General Partner"); and
                              -------          ---------------

          WHEREAS, Section 12.2 of the Partnership Agreement contemplates the admission of Additional Limited Partners; and

          WHEREAS, the New Partner owns a 99% limited partnership interest in Imperial Partners 25, L.P., a Delaware limited partnership (the "L.P.
                                                                 ----
Property");
--------

          WHEREAS, the New Partner and the Partnership have entered into that certain Contribution Agreement dated as of the Closing Date (the "Contribution
                                                                  ------------
Agreement") pursuant to which the New Partner will contribute the L.P. Property
---------
to the Partnership in exchange for Common Units of the Partnership (as more particularly described in the Contribution Agreement); and

          WHEREAS, the New Partner and the Partnership have entered into that certain Contribution/Guarantee Agreement dated as of the Closing Date, pursuant to which the New Partner will contribute cash to the Partnership under the circumstances specified therein.

          NOW THEREFORE, in consideration of the foregoing, of the covenants, promises and undertakings set forth herein, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Partnership and the New Partner hereby agree as follows:

     1.  Contribution and Issuance of Common Units.  In exchange for its
         -----------------------------------------
contribution of the L.P. Property, on the Closing Date (as defined in Contribution Agreement) the New Partner shall become an Additional Limited Partner of the Partnership pursuant to Section 12.2 of the Partnership Agreement and shall receive an aggregate of 1,133 Common Limited Partnership Units, based on a price per Common Limited Partnership Unit equal to $26.47510, the average Closing Price of the Company's common stock, par value $.01 per share (the "Common Stock") on The New York Stock Exchange, for the ten consecutive trading
 ------------
days ending two business days before the Closing Date, rounded to the nearest whole Common Limited Partnership Unit.
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     2.  Admission as Additional Limited Partners.  By its signature hereto on
         ----------------------------------------
behalf of the Partnership and all of the Partners thereof, the Company, as general partner of the Partnership, hereby consents to the admission of the New Partner as an Additional Limited Partner on the Closing Date.

     3.  Agreement to Become Additional Limited Partners.  The New Partner
         -----------------------------------------------
hereby agrees to become an Additional Limited Partner and agrees to be bound by all the terms and conditions of, and to make the representations and warranties set forth in, the Partnership Agreement as amended to date. Furthermore, the parties to this Admission and Amendment agree to be bound by the terms of the Contribution Agreement, which shall be incorporated herein by this reference.

     4.  Power of Attorney.
         -----------------

             (a) The New Partner constitutes and appoints the General Partner, any Liquidator (as defined in the Partnership Agreement), and authorized officer and attorney-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

                  (1) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (i) all certificates, documents and other instruments (including, without limitation, the Partnership Agreement and the Certificate of Limited Partnership of the Partnership and all amendments or restatements thereof) that the General Partner or the Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the Limited Partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (ii) all instruments that the General Partner or any Liquidator deems appropriate or necessary to reflect any amendment, change, modification or restatement of the Partnership Agreement in accordance with its terms; (iii) all conveyances and other instruments or documents that the General Partner or any Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of the Partnership Agreement, including, without limitation, a certificate of cancellation; (iv) all instruments relating to the admission, withdrawal, removal or substitution of any Partner (as defined in the Partnership Agreement) pursuant to, or other events described in, Article 11, 12 or 13 of the Partnership Agreement or the Capital Contribution (as defined in the Partnership Agreement) of any Partner; and (v) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of Partnership Interests; and

                  (2) execute, swear to, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner or any Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement, or other action which is made or given by the Partners under the Partnership Agreement or is consistent with the terms of the Partnership Agreement or appropriate or necessary, in the sole discretion of the General Partner or any Liquidator, to effectuate the terms or intent of this Admission and Amendment or the Partnership Agreement.

Nothing contained herein shall be construed as authorizing the General Partner or any Liquidator to amend the Partnership Agreement except in accordance with
Article 14 thereof or as may be otherwise expressly provided for in the Partnership Agreement.

          (b) The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, in recognition of the fact that the New Partner will be relying upon the power of the General Partner and any Liquidator to act as contemplated by the Partnership Agreement in any filing or other action by it on behalf of the Partnership and it shall survive and not be affected by the subsequent Incapacity of any New Partner or its Assignee and the transfer of all or any portion of such New Partner's or such Assignee's Common Units and shall extend to each New Partner's heirs, successors, assigns and personal representatives. The New Partner hereby agrees to be bound by any representation made by the General Partner or any Liquidator, acting in good faith pursuant to such power of attorney; and the New Partner or any Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner or any Liquidator, taken in good faith under such power of attorney. The New Partner shall execute and deliver to the General Partner or any Liquidator, within 15 days after receipt of the General Partner's or Liquidator's request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator, as the case may be, deems necessary to effectuate the Partnership Agreement, this Admission and Amendment and the purposes of the Partnership.

     5.   Redemption/Exchange Rights.  Notwithstanding the provisions of Section
          --------------------------
8.6 of the Partnership Agreement, the New Partner shall not be entitled to the redemption/exchange rights stipulated in Section 8.6 of the Partnership Agreement with respect to any Common Limited Partnership Units held by the New Partner until a period of one year has elapsed since the Closing Date (as defined in the Contribution Agreement). Except for the foregoing, the procedures for tendering Common Units after the anniversary of the Closing Date, including, without limitation, the methodology for calculating the cash redemption value, provisions regarding the General Partner's option to exchange tendered Common Limited Partnership Units for its Common Stock in lieu of a redemption, and restrictions on a New Partner's ability to exercise such rights shall be as provided in Section 8.6 of the Partnership Agreement.

     6.   Partnership Distributions and Allocations.
          -----------------------------------------

                  (a)  Distributions.  The New Partner shall be entitled to
                       -------------
distributions based on the number of Common Units held by the New Partner on the applicable Partnership Record Dates in accordance with Article 5 of the Partnership Agreement; provided, however, the amount of the distribution to the New Partner for the quarter in which the New Partner is admitted to the Partnership shall be prorated based upon the actual number of days that the New Partner was a Partner during such quarter.

                  (b)  Allocations of Income and Loss.  The New Partner shall be
                       ------------------------------
allocated Net Income or Net Loss in accordance with its Percentage Interest in the Partnership, subject to the Regulatory Allocations, in accordance with
Article 6 and Section 12.2.B of the Partnership Agreement.

                  (c)  Section 704(c) Allocations.  Notwithstanding anything to
                       --------------------------
the contrary in the Partnership Agreement, this Admission and Amendment or the Contribution Agreement, Tax Items with respect to Partnership Interests (or underlying property) which are being contributed to the Partnership by the New Partner (including Tax Items resulting from any adjustment to the Gross Asset Value of such properties) shall be shared among the Partners in accordance with
Section 6.4 of the Partnership Agreement using the "traditional method" as described in Regulations Section 1.704-3(b)(1).

     7.   Miscellaneous.
          --------------

                  (a) In the event of any conflict between the Partnership Agreement and this Admission and Amendment, the provisions of this Admission and Amendment shall supersede any and all conflicting or different provisions contained within the Partnership Agreement. Any amendments to this Admission and Amendment, including, without limitation, any amendments affecting the transferability of the Common Limited Partnership Units, must be executed by the New Partner in order to be effective. This Admission and Amendment shall be deemed to be an amendment to the Partnership Agreement.

                  (b) This Admission and Amendment may be executed in any number of counterparts and each such counterpart shall be deemed to be an original, but all of which, when taken together, shall constitute one agreement.

                            (Signature Page Follows)

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          IN WITNESS WHEREOF, the parties have entered into this Admission and
Amendment as of the date and year first written above.


                              "THE PARTNERSHIP"

                              KILROY REALTY, L.P.,
                              a Delaware limited partnership

                              By:   KILROY REALTY CORPORATION
                                    a Maryland corporation, its general partner


                                    By: /s/ Hugh Green
                                        ------------------------------
                                    Name: HUGH GREEN
                                          ----------------------------
                                    Its: EXECUTIVE VICE PRESIDENT

                                    By: /s/ Tyler H. Rose
                                        ------------------------------
                                    Name: TYLER H. ROSE
                                          ----------------------------
                                    Its:  SENIOR VICE PRESIDENT AND
                                          TREASURER
                                          ----------------------------


                              NEW PARTNER

                              KILROY AIRPORT IMPERIAL COMPANY,
                              a California limited partnership

                              By:   The Kilroy Company
                                    a California corporation, its general
                              partner


                                    By: /s/ Marshall L. McDaniel
                                        ------------------------------
                                    Name: MARSHALL L. McDANIEL
                                          ----------------------------
                                    Its:  EXECUTIVE VICE PRESIDENT AND
                                          SECRETARY
                                          ----------------------------


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